UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Emeritus Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)      Amount Previously Paid:

2)      Form, Schedule or Registration Statement No.:

3)      Filing Party:

4)      Date Filed:

Emeritus Corporation
Important Notice Regarding the Availability of Proxy Materials and Notice of Annual Shareholder Meeting
to Be Held on Thursday, May 20, 2010

The Notice, Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/esc

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

EMERITUS CORPORATION
If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 10, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:                      1-888-313-0164
(outside of the U.S. and Canada call 201-680-6688)

Email:                      shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)

Internet:                      http://www.proxyvoting.com/esc

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

Dear Emeritus Corporation Shareholder:

The 2010 Annual Meeting of Shareholders of Emeritus Corporation (the “Company”) will be held at the Heritage Room of the Washington Athletic Club, 1325 Sixth Avenue, Seattle, Washington 98101, on Thursday, May 20, 2010, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	To elect four directors nominated by our Board of Directors into Class II of our Board of Directors to serve until the 2013 Annual Meeting of Shareholders;
(2)
To approve an amendment to our 2006 Equity Incentive Plan to increase the number of shares available for awards under the plan from 3 million to 5.8 million and to re-approve the material terms of the performance goals in the plan for purposes of Section 162(m) of the Internal Revenue Code;

(3)	To approve an amendment to our Amended and Restated Stock Option Plan for Non-Employee Directors to increase the number of shares available for awards under the plan from 350,000 to 550,000;
(4)	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2010; and
(5)	To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors recommends a vote “FOR” all Items.

The Board of Directors has fixed the close of business on March 22, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER ê
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	è

70165

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.
Please check the proxy materials for directions to attend the annual meeting, where you may vote in person.

Meeting Location:
Washington Athletic Club
Heritage Room
1325 Sixth Avenue,
Seattle, Washington 98101

The following Proxy Materials are available for you to review online:
•	the Company’s Notice of Annual Meeting
•	the Company’s 2010 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report on Form 10-K for the year ended December 31, 2009; and
•	Letter to Shareholders.

To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:                      18883130164 (outside of the U.S. and Canada call 2016806688)
Email:                      shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:                      http://www.proxyvoting.com/esc

You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

The Proxy Materials for Emeritus Corporation are available to review at:
http://www.proxyvoting.com/esc

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled
“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.
Have this letter in hand when you access the website.

You will need to reference the 11digit control number located on the reverse side.

70165